Steve Davis, CEO 38th Annual J.P. Morgan Healthcare Conference January 14, 2020 Exhibit 99.1

Forward-Looking Statement This presentation contains forward-looking statements. These statements relate to future events and involve known and unknown risks, uncertainties and other factors which may cause our actual results, performance or achievements to be materially different from any future results, performances or achievements expressed in or implied by such forward-looking statements. Each of these statements is based only on current information, assumptions and expectations that are inherently subject to change and involve a number of risks and uncertainties. Forward-looking statements include, but are not limited to, statements about (i) plans for, including timing and progress of commercialization of, NUPLAZID® or for the clinical development of our product candidates, including pimavanserin and trofinetide; (ii) benefits to be derived from and efficacy of our product candidates, including the use of pimavanserin in dementia-related psychosis, schizophrenia, depression or other neurological or psychiatric indications, potential advantages of NUPLAZID versus existing antipsychotics or antidepressants, and expansion opportunities for NUPLAZID; (iii) estimates regarding the prevalence of PD, PD Psychosis, dementia-related psychosis, schizophrenia or depression and the potential use of trofinetide in Rett syndrome; (iv) potential markets for any of our products, including NUPLAZID and trofinetide; and (v) our estimates regarding our future financial performance, cash position or capital requirements. In some cases, you can identify forward-looking statements by terms such as “may,” “will,” “should,” “could,” “would,” “expects,” “plans,” “anticipates,” “believes,” “estimates,” “projects,” “predicts,” “potential” and similar expressions (including the negative thereof) intended to identify forward-looking statements. Given the risks and uncertainties, you should not place undue reliance on these forward-looking statements. For a discussion of the risks and other factors that may cause our actual results, performance or achievements to differ, please refer to our annual report on Form 10-K for the year ended December 31, 2018 as well as our subsequent filings with the SEC. The forward-looking statements contained herein are made as of the date hereof, and we undertake no obligation to update them for future events. Provided January 14, 2020 as part of an oral presentation and is qualified by such; contains forward-looking statements; actual results may vary materially; ACADIA disclaims any duty to update.

Transforming standard of care for PDP patients NUPLAZID® net sales Growth YoY1 50% ACADIA in 2020 – Building a Leading CNS Platform Dedicated to Improving Lives of Patients, Families, and Caregivers Late-stage pipeline programs 3 Positive pivotal studies Innovative pipeline 4 Potential increase in addressable market beyond PDP2 35X Pimavanserin focused on significant patient need 12019 net sales guidance of $330-340M, represents a 50% increase in revenue and 38% volume growth year-over-year at the mid-point of the range. 2ACADIA Market Research based on estimated U.S. treated populations for patients with dementia-related psychosis (DRP), adjunctive treatment for major depressive disorder (MDD), and the negative symptoms of schizophrenia (NSS). Provided January 14, 2020 as part of an oral presentation and is qualified by such; contains forward-looking statements; actual results may vary materially; ACADIA disclaims any duty to update.

Successful Execution and Strong Balance Sheet Position ACADIA for Significant Long-term Growth Drive NUPLAZID® Growth in PDP Deliver DRP Opportunity to the Market Develop Innovative Treatments For Unmet Needs 2020 Strategic Pillars Provided January 14, 2020 as part of an oral presentation and is qualified by such; contains forward-looking statements; actual results may vary materially; ACADIA disclaims any duty to update.

Safety in Late-Stage Clinical Trials DRP - No negative impact on cognition or impairment of motor function MDD - Improved symptoms of sexual dysfunction with no increased sedation or weight gain Schizophrenia - No effect on vital signs, weight, and metabolic syndrome The Potential of Pimavanserin A Novel Selective Serotonin Inverse Agonist 12030 reflects composition of matter patent including Hatch-Waxman patent term extension. NUPLAZID (pimavanserin) is only approved in the U.S by the FDA for the treatment of hallucinations and delusions associated with Parkinson’s disease psychosis. Provided January 14, 2020 as part of an oral presentation and is qualified by such, contains forward-looking statements, actual results may vary materially; ACADIA disclaims any duty to update. Current – NUPLAZID® First and only FDA-approved treatment for PDP FDA Breakthrough Therapy Patent protection into 20301 Future – Pimavanserin Robust efficacy in pivotal studies across 3 additional CNS indications: DRP (FDA Breakthrough Therapy) MDD (adjunctive treatment) Negative symptoms of schizophrenia

Pimavanserin – Robust and Consistent Efficacy Across Four Disease Areas

PDP: Pivotal -020 Study, *p=0.0014*



Improvement on SAPS-H+D Score
Change from Baseline (SAPS-H+D)
Placebo
Pimavanserin 34 mg
-2.73
-5.79
Weeks
0
2
4
6
0
-2
-4
-6
-8

MDD: Pivotal CLARITY Study (Stage 1 only, *p=0.0003*[1])



Improvement on HAMD-17 Total Score (Stage 1 - ITT)
Change from Baseline (HAMD-17)
Placebo
PIM 34 mg
Weeks
0
1
2
3
4
5
0
-2
-4
-6
-8
-10
-12
-14

DRP: Pivotal HARMONY Study, *p=0.0023*



Kaplan-Meier Curve: Time to Relapse
Relapse-free probability
Censored
Pimavanserin
Placebo
Weeks
1
2
4
8
12
18
26
1.0
0.8
0.6
0.4
0.2
0.0

NSS: Pivotal ADVANCE Study (34 mg patients only, *p=0.0065*[2])



Improvement on NSA-16 Total Score (34 mg dose)
Change from Baseline (NSA-16)
Placebo
PIM 34 mg
Weeks
0
2
4
8
14
20
26
0
-2
-4
-6
-8
-10
-12
-14

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[1]Primary endpoint was HAMD-17 total score compared to placebo (wgt. avg. of Stage 1 + 2) in a sequential parallel comparison design (*p=0.039*). Graph shows results from Stage 1.
[2]Pimary endpoint was NSA-16 total score at 26-weeks in patients that received either 20 mg or 34 mg pimavanserin + background antipsychotic vs placebo + background antipsychotic (*p=0.043*). Graph shows results for patients that received the higher 34 mg dose.
Provided January 14, 2020 as part of an oral presentation and is qualified by such; contains forward-looking statements; actual results may vary materially; ACADIA disclaims any duty to update.

ACADIA® Pharmaceuticals

Pimavanserin – Potential to Provide Meaningful Advances for Patients

U.S. Addressable Market Opportunities by Indication[1]


~125K
~1.2M
10X
~2.5M
20X
~700K
5X

Parkinson's Disease Psychosis	Dementia-Related Psychosis	Major Depressive Disorder (Adjunctive Therapy)	Negative Symptoms of Schizophrenia
Approved	sNDA Submission: Summer 2020	CLARITY-2 Phase 3 Results: 4Q20	Second Pivotal Study: Commence Summer 2020

[1]ACADIA Market Research based on estimated U.S. treated populations for patients with Parkinson's disease psychosis, dementia-related psychosis, adjunctive treatment for major depressive disorder, and the negative symptoms of schizophrenia.

Provided January 14, 2020 as part of an oral presentation and is qualified by such, contains forward-looking statements, actual results may vary materially; ACADIA disclaims any duty to update.

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ACADIA® Pharmaceuticals

Develop Innovative Treatments For Unmet Needs Drive NUPLAZID® Growth in PDP Deliver DRP Opportunity to the Market 2020 Strategic Pillars Provided January 14, 2020 as part of an oral presentation and is qualified by such; contains forward-looking statements; actual results may vary materially; ACADIA disclaims any duty to update.

12019 net sales guidance of $330-340M, represents a 50% increase in revenue and 38% volume growth year-over-year at the mid-point of the range; *$335M represents mid-point of the range. 2“Update on Treatments for Non-motor Symptoms of Parkinson’s Disease”. Seppi et al. Movement Disorders 2019 Volume 34, Issue 2;180-198. NUPLAZID (pimavanserin) is only approved in the U.S by the FDA for the treatment of hallucinations and delusions associated with Parkinson’s disease psychosis. Provided January 14, 2020 as part of an oral presentation and is qualified by such; contains forward-looking statements; actual results may vary materially; ACADIA disclaims any duty to update. Significant Future Growth Opportunity in PDP 2019 net sales guidance: $330-340M1 +50% revenue / +38% volume YoY High teens market penetration exiting 2019 Continued growth leveraging: MDS Evidence based guidelines2 NUPLAZID only therapy recognized as clinically useful and acceptable level of safety risk without specialized monitoring New caregiver burden and long-term clinical safety data Digital and patient/caregiver campaigns Drive NUPLAZID® Growth in Parkinson’s Disease Psychosis

Drive NUPLAZID® Growth in PDP Deliver DRP Opportunity to the Market 2020 Strategic Pillars Develop Innovative Treatments For Unmet Needs Provided January 14, 2020 as part of an oral presentation and is qualified by such; contains forward-looking statements; actual results may vary materially; ACADIA disclaims any duty to update.

1 Peluso MJ1, Lewis SW, Barnes TR, Jones. Extrapyramidal motor side-effects of first- and second-generation antipsychotic drugs. Br J Psychiatry 2012 May;200(5):387-92. doi: 10.1192/bjp.bp.111.101485. Epub 2012 Mar 22. Schneider LS, Tariot PN, Dagerman KS, et al, CATIE-AD Study Group. Effectiveness of atypical antipsychotic drugs in patients with Alzheimer’s disease. N Engl J Med 2006; 355: 1525–38. Provided January 14, 2020 as part of an oral presentation and is qualified by such; contains forward-looking statements; actual results may vary materially; ACADIA disclaims any duty to update. Deliver New Opportunity for Dementia-Related Psychosis Pimavanserin has Breakthrough Therapy Designation for the treatment of DRP Today, antipsychotics used off-label1: Accelerate cognitive decline Impair motor function Cause extrapyramidal symptoms Increase sedation Cause orthostatic hypotension No FDA-approved treatments for DRP

392 Patients (50 – 90 years old) Pimavanserin responders enter randomized, double-blind period Non-responders exit Primary Endpoint: Time to Relapse 12-Week (Open Label Period) ALL patients go on pimavanserin Placebo 26-Week Randomized (1:1) (Double-Blind Period) Pimavanserin Phase 3 HARMONY Relapse Prevention Study in DRP NUPLAZID (pimavanserin) is only approved in the U.S by the FDA for the treatment of hallucinations and delusions associated with Parkinson’s disease psychosis. Provided January 14, 2020 as part of an oral presentation and is qualified by such, contains forward-looking statements, actual results may vary materially; ACADIA disclaims any duty to update.

Robust Positive Phase 3 HARMONY Results

1

Achieved Meaningful Primary Endpoint

- *Pimavanserin significantly reduced the risk of relapse of psychosis by* ***2.8 fold***
- ***Hazard Ratio = 0.353***
- ***One-sided p-value = 0.0023***

2

Strong Open-Label Efficacy Results

- ***61.8%*** *of eligible patients met the pre-specified response criteria at weeks 8 and 12*
- ***75.2%*** *improvement from baseline on SAPS-H+D[1] score at week 12*

3

9-Month Safety and Tolerability Results

- *Well-tolerated in chronic treatment of frail and elderly patients with significant comorbidities*
- *No worsening of* ***cognition***[2]
- *No worsening of* ***motor function***[3]

[1]SAPS-H+D (Scale for the Assessment of Positive Symptoms-Hallucinations and Delusions). As measured by MMSE (Mini-Mental State Examination)[2] and ESRS-A (Extrapyramidal Symptom Rating Scale A) scores[3].
Data originally presented at CTAD 2019 on 12/4/2019.
NUPLAZID (pimavanserin) is only approved in the U.S by the FDA for the treatment of hallucinations and delusions associated with Parkinson's disease psychosis.
Provided January 14, 2020 as part of an oral presentation and is qualified by such; contains forward-looking statements; actual results may vary materially; ACADIA disclaims any duty to update.

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ACADIA Pharmaceuticals

Data originally presented at CTAD 2019 on 12/4/2019. NUPLAZID (pimavanserin) is only approved in the U.S by the FDA for the treatment of hallucinations and delusions associated with Parkinson’s disease psychosis. Provided January 14, 2020 as part of an oral presentation and is qualified by such; contains forward-looking statements; actual results may vary materially; ACADIA disclaims any duty to update. 2.8 Fold Reduction in Risk of Relapse of Psychosis Hazard Ratio = 0.353 One-sided p-value = 0.0023 Primary Endpoint: Time to Relapse Relapse-free probability Double-blind

No Negative Impact on Cognition (MMSE) Over 6 Months Compared to Placebo1 1[Mean +/- SE] (OC) DB safety dataset respectively. MMSE = Mini-Mental Status Examination, a test of cognitive function. Data originally presented at CTAD 2019 on 12/4/2019. NUPLAZID (pimavanserin) is only approved in the U.S by the FDA for the treatment of hallucinations and delusions associated with Parkinson’s disease psychosis. Provided January 14, 2020 as part of an oral presentation and is qualified by such; contains forward-looking statements; actual results may vary materially; ACADIA disclaims any duty to update.

No Negative Impact on Cognition (MMSE) Over 9 Months of Treatment1 1[Mean +/- SE] (OC) OL and DB safety dataset respectively. MMSE = Mini-Mental Status Examination, a test of cognitive function. Data originally presented at CTAD 2019 on 12/4/2019. NUPLAZID (pimavanserin) is only approved in the U.S by the FDA for the treatment of hallucinations and delusions associated with Parkinson’s disease psychosis. Provided January 14, 2020 as part of an oral presentation and is qualified by such; contains forward-looking statements; actual results may vary materially; ACADIA disclaims any duty to update.

Positive Phase 3 HARMONY Study Positive Phase 2 (019) Alzheimer’s Disease Psychosis Study1 & Positive data in PDP (020) patients with dementia2 Pimavanserin has Breakthrough Therapy Designation for the Treatment of DRP 1Ballard C, et al. Lancet. 2018;17:213-222. 2NUPLAZID Prescribing Information; Cummings J, et al. Lancet. 2014;383:533-540. NUPLAZID (pimavanserin) is only approved in the U.S by the FDA for the treatment of hallucinations and delusions associated with Parkinson’s disease psychosis. Provided January 14, 2020 as part of an oral presentation and is qualified by such; contains forward-looking statements; actual results may vary materially; ACADIA disclaims any duty to update. Pre-sNDA meeting request submitted Plan to submit sNDA in summer 2020 sNDA will include the following: Safety and Tolerability Data from Completed & Ongoing Studies DRP Next Steps Pivotal Efficacy Supportive Efficacy Large Safety Database

Drive NUPLAZID® Growth in PDP Deliver DRP Opportunity to the Market 2020 Strategic Pillars Develop Innovative Treatments For Unmet Needs Provided January 14, 2020 as part of an oral presentation and is qualified by such; contains forward-looking statements; actual results may vary materially; ACADIA disclaims any duty to update.

COMPOUND/ PROGRAM INDICATION PHASE 1 PHASE 2 PHASE 3 MARKETED NUPLAZID® (pimavanserin)1 Hallucinations and Delusions associated with PD Psychosis Pimavanserin Dementia-Related Psychosis Pimavanserin Major Depressive Disorder Adjunctive Therapy Trofinetide2 Rett Syndrome Pimavanserin Negative Symptoms of Schizophrenia 1NUPLAZID (pimavanserin) is only approved in the U.S by the FDA for the treatment of hallucinations and delusions associated with Parkinson’s disease psychosis. 2ACADIA has an exclusive license to develop and commercialize trofinetide in North America from Neuren Pharmaceuticals. Provided January 14, 2020 as part of an oral presentation and is qualified by such; contains forward-looking statements; actual results may vary materially; ACADIA disclaims any duty to update. Innovative Late-Stage Pipeline

~17M patients in the U.S. have MDD1 Majority of patients with MDD do not respond to initial antidepressant therapy ~2.5M treated with adjunctive therapy2 Adjunctive use of existing antipsychotics can lead to significant side effects: Sexual dysfunction Sedation Weight gain Cognitive impairment Extrapyramidal symptoms Rare but serious tardive dyskinesia 1National Institute of Mental Health. (2017). Major Depression. Retrieved from http://www.nimh.nih.gov/health/statistics/major-depression.shtml. 2IMS NSP, NPA, NDTI MAT-24 month data through Aug-2017; PLOS One, Characterization of Treatment Resistant Depression Episodes in a Cohort of Patients from a US Commercial Claims Database, Oct 2013, Vol 8, Issue 10. Provided January 14, 2020 as part of an oral presentation and is qualified by such; contains forward-looking statements; actual results may vary materially; ACADIA disclaims any duty to update. Major Depressive Disorder – Adjunctive Therapy High unmet need for differentiated adjunctive therapy

CLARITY-2 Phase 3 Study Results Expected 4Q 2020 Two ongoing Phase 3 studies with only one additional positive study necessary for sNDA 1HAMD-17: 17-item Hamilton Depression Rating Scale; SDS = Sheehan Disability Scale. 2Week 1 separation from placebo observed in Stage 1 (n=207) and Week 10 separation from placebo observed in Stage 1 patients who were not re-randomized in Stage 2 (n=174). NUPLAZID (pimavanserin) is only approved in the U.S by the FDA for the treatment of hallucinations and delusions associated with Parkinson’s disease psychosis. Provided January 14, 2020 as part of an oral presentation and is qualified by such; contains forward-looking statements; actual results may vary materially; ACADIA disclaims any duty to update. CLARITY Results Meaningful Efficacy: Primary endpoint achieved – Depression1 HAMD-17 (p-value=0.039) Robust effect in the parallel design Stage 1 HAMD-17 (p-value = 0.0003; Effect size = 0.63) Key secondary endpoint achieved - Disability1 SDS (p-value=0.004) Secondary Outcome Findings: Early and sustained antidepressant treatment effect2 Improvement in sexual dysfunction symptoms Improvement in daytime sleepiness No meaningful weight gain No cognitive side effects observed No extrapyramidal symptoms observed No tardive dyskinesia observed Advancing Adjunctive Treatment for MDD

~40 - 50% of schizophrenia patients experience predominant negative symptoms1 Negative symptoms include apathy, lack of emotion, social withdrawal, restricted speech, and blunted affect and can lead to: Low social functioning Long-term disability Significant caregiver burden 1Studies suggest that ~40-50% of schizophrenia patients experience predominant negative symptoms; Patel et al. 2015, Haro et al., 2015, Bobes et al. 2010, and Chue and Lalonde, 2014. 2According to National Institute of Mental Health; Martin Lepage et al. The Prevalence of Negative Symptoms Across the Stages of the Psychosis Continuum, Schizophrenia Bulletin. Mar 2017, Vol 43 and ACADIA market research. Provided January 14, 2020 as part of an oral presentation and is qualified by such; contains forward-looking statements; actual results may vary materially; ACADIA disclaims any duty to update. Negative Symptoms of Schizophrenia No FDA-approved treatment for the negative symptoms of schizophrenia

1NSA-16: Negative Symptom Assessment-16. NUPLAZID (pimavanserin) is only approved in the U.S by the FDA for the treatment of hallucinations and delusions associated with Parkinson’s disease psychosis. Provided January 14, 2020 as part of an oral presentation and is qualified by such; contains forward-looking statements; actual results may vary materially; ACADIA disclaims any duty to update. The study achieved statistical significance on the primary endpoint Improvement in NSA-161 total score compared to placebo at 26 weeks p-value = 0.043 Greater improvement on NSA-16 was observed in patients on the higher 34 mg dose (n=107) vs. placebo unadjusted p-value = 0.0065 Second pivotal study will evaluate 34 mg vs. placebo Study to commence in summer 2020 Pimavanserin was well-tolerated when added to background antipsychotic therapy with low rates of AEs, SAEs, and discontinuations Summary of Top-line ADVANCE Results 1 2

Debilitating neurologic rare disease 6,000 to 9,000 patients in the U.S.1 Symptoms manifest primarily in young females: Cognitive, sensory, emotional, and motor impairment Loss of independence Loss of purposeful hand use Loss of spoken communication 1U.S. prevalence estimate based on incidence rates from the National Institutes of Health – National Institute of Neurological Disorders and Stroke. Provided January 14, 2020 as part of an oral presentation and is qualified by such; contains forward-looking statements; actual results may vary materially; ACADIA disclaims any duty to update. Trofinetide for the Treatment of Rett Syndrome No FDA-approved treatment for Rett syndrome

Trofinetide Clinical Program

Phase 2 Study

Phase 2 study:

- Statistically significant improvements in **RSBQ** and **CGI-I**
- Positive Phase 2 study results published in ***Neurology***®[1]

Clinical Program

LAVENDER Phase 3 study ongoing:

- ~180 females (ages 5 – 20) with Rett syndrome
- Double-blind, placebo-controlled
- Co-primary endpoints: RSBQ and CGI-I
- 12-week study duration

LILAC 9-month extension study:

- To evaluate LT tolerability and safety of trofinetide

LAVENDER Results Expected in 2021

RSBQ = Rett Sydnrome Behaviour Questionnaire (caregiver assessment) in girls 5 –15 years of age.
CGI-I = Clinical Global Impression Scale-Improvement (physician assessment) in girls 5 –15 years of age.
[1]Glaze D, et al. *Neurology*. Apr 2019, 92 (16) e1912-e1925.
Provided January 14, 2020 as part of an oral presentation and is qualified by such; contains forward-looking statements; actual results may vary materially; ACADIA disclaims any duty to update.

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ACADIA® Pharmaceuticals

Upcoming Clinical and Regulatory Milestones NUPLAZID (pimavanserin) is only approved in the U.S by the FDA for the treatment of hallucinations and delusions associated with Parkinson’s disease psychosis. Provided January 14, 2020 as part of an oral presentation and is qualified by such, contains forward-looking statements, actual results may vary materially; ACADIA disclaims any duty to update. COMPOUND INDICATION MILESTONE EXPECTED TIMING Pimavanserin Dementia-Related Psychosis Pre-sNDA Meeting Request Submitted sNDA Submission 1Q20 Summer 2020 Pimavanserin Major Depressive Disorder Adjunctive Therapy CLARITY-2 Results Expected CLARITY-3 Results Expected 4Q20 1H21 Pimavanserin Negative Symptoms of Schizophrenia Initiate ADVANCE-2 Summer 2020 Trofinetide Rett Syndrome LAVENDER Results Expected 2021

Improving lives for patients, caregivers and families